SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - June 27, 2001


                       M.S. Carriers, Inc.

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     (Exact name of Registrant as specified in its charter.)


      Tennessee                       0-14781                62-1014070
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(State of other jurisdiction of  (Commission File Number) (IRS Employer
 incorporation)                                            Identification No.)

3171 Directors Row, Memphis, TN                              38131
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (901)332-2500

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                              M.S. Carriers, Inc.

                              Index to Form 8-K

                                 Contents

Item 1.  Changes in Control of Registrant ...............................*

Item 2.  Acqusition or Disposition of Assets.............................*

Item 3.  Bankruptcy or Receivership......................................*

Item 4.  Changes in Registrant's Certifying Accountant...................*

Item 5.  Other Events....................................................2

Item 6.  Resignation of Registrant's Directors...........................*

Item 7.  Financial Statements and Exhibits...............................*

Signatures ..............................................................3

* No information submitted under this caption.


Item 5.  Other Events

     On June 27, 2001, the Board of Directors of M.S. Carriers, Inc. rescinded its previous authorization to repurchase up to two million (2,000,000) shares of its common stock.

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                            Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                   M. S. Carriers, Inc.
                                   (Registrant)


                                          /s/ Michael S. Starnes
Date: June 27, 2001                       Michael S. Starnes
                                    President and Chief Executive
                                   Officer

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